Back to 10-K	Exhibit 10.38.a

AHCA CONTRACT NO. FA971
AMENDMENT NO. 1

THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and WELLCARE OF FLORIDA, INC., D/B/A STAYWELL HEALTH PLAN OF FLORIDA, hereinafter referred to as the "Vendor," or “Health Plan,” is hereby amended as follows:

1.	Standard Contract, Section III., Item B., Contract Managers, sub-item 2., is hereby amended to revise the Vendor’s Contract Manager’s information as follows:
Hector Feliciano
WellCare of Florida, Inc.
d/b/a Staywell Health Plan of Florida
8735 Henderson Road
Renaissance 2
Tampa, FL 33634
(813) 206-3475

2.
Effective November 1, 2012, Attachment I, Scope of Services, Capitated Health Plans, is hereby amended to include Attachment I, Exhibit 1-A, Maximum Enrollment Levels, attached hereto and made a part of this Contract. All references in this Contract to Attachment I, Exhibit 1, shall hereinafter also refer to Attachment I, Exhibit 1-A, as appropriate.

Unless otherwise stated, this amendment is effective upon execution by both Parties.
All provisions not in conflict with this amendment are still in effect and are to be performed at the level specified in this Contract.
This amendment and all its attachments are hereby made a part of this Contract.
This amendment cannot be executed unless all previous amendments to this Contract have been fully executed.
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AHCA Contract No. FA971, Amendment No. 1, Page 1 of 2

Back to 10-K	Exhibit 10.38.a

IN WITNESS WHEREOF, the Parties hereto have caused this six (6) page amendment (including all attachments) to be executed by their officials thereunto duly authorized.

WELLCARE OF FLORIDA, INC., D/B/A STAYWELL HEALTH PLAN OF FLORIDA	STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION

SIGNED BY: /s/ Christina Cooper	SIGNED BY: /s/ Elizabeth Dudek

NAME: Christina Cooper	NAME: Elizabeth Dudek

TITLE: President, FL & HI Division	TITLE: Secretary

DATE: 11-6-2012	DATE: 11/16/12

List of Attachments included as part of this amendment:

Specify Type	Letter/ Number	Description
Attachment I	Exhibit I-A	Maximum Enrollment Levels (4 Pages)

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AHCA Contract No. FA971, Amendment No. 1, Page 2 of 2

WellCare of Florida, Inc. d/b/a StaywellHealth Plan of Florida	Medicaid Non-Reform HMO Contract

ATTACHMENT I
EXHIBIT 1-A
MAXIMUM ENROLLMENT LEVELS

Maximum enrollment levels and Health Plan provider numbers associated with the counties and populations served. Exhibit 2-NR provides the capitation rate tables respective to the areas of operation listed below.

A.	Non-Reform

See Exhibit 2-NR Table 2, General Capitation Rates plus Mental Health Rates

Area 2 Counties: Franklin, Taylor

Effective Date: 11/01/12
County	Enrollment Level	Provider Number
Franklin	1,083	TBD
Taylor	2,516	TBD

See Exhibit 2-NR Table 2, General Capitation Rates plus Mental Health Rates

Area 3 Counties:	Hernando, Sumter, Columbia, Bradford, Dixie, Gilchrist, Hamilton, Lafayette, Levy, Suwannee, Union

Effective Dates: 09/01/12
County	Enrollment Level	Provider Number
Hernando	15,000	15016901
Sumter	4,500	15016916
Columbia	8,287	15016922
Effective Dates: 11/01/12
Bradford	3,032	TBD
Dixie	1,928	TBD
Gilchrist	1,644	TBD
Hamilton	1,934	TBD
Lafayette	646	TBD
Levy	4,927	TBD
Suwannee	5,346	TBD
Union	1,483	TBD

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AHCA Contract No. FA971, Attachment I, Exhibit 1-A, Page 1 of 4

WellCare of Florida, Inc. d/b/a StaywellHealth Plan of Florida	Medicaid Non-Reform HMO Contract

See Exhibit 2-NR Table 2, General Capitation Rates plus Mental Health Rates

Area 4 Counties: St. Johns, Flagler

Effective Date: 09/01/12
County	Enrollment Level	Provider Number
St. Johns	8,300	15016920
Flagler	7,400	15016923

See Exhibit 2-NR Table 2, General Capitation Rates plus Mental Health Rates

Area 5 Counties: Pasco, Pinellas

Effective Date: 09/01/12
County	Enrollment Level	Provider Number
Pasco	7,000	15016903
Pinellas	15,000	15016904

See Exhibit 2-NR Table 2, General Capitation Rates plus Mental Health Rates

Area 6 Counties: Hillsborough, Manatee, Polk, Hardee

Effective Date: 09/01/12
County	Enrollment Level	Provider Number
Hillsborough	28,000	15016902
Manatee	12,000	15016912
Polk	25,000	15016905
Hardee	4,100	15016921

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AHCA Contract No. FA971, Attachment I, Exhibit 1-A, Page 2 of 4

WellCare of Florida, Inc. d/b/a StaywellHealth Plan of Florida	Medicaid Non-Reform HMO Contract

See Exhibit 2-NR Table 2, General Capitation Rates plus Mental Health Rates
Area 7 Counties: Orange, Seminole, Osceola, Brevard

Effective Date: 09/01/12
County	Enrollment Level	Provider Number
Orange	38,000	15016906
Seminole	6,000	15016908
Osceola	12,000	15016907
Brevard	14,000	15016913
See Exhibit 2-NR Table 2, General Capitation Rates plus Mental Health Rates
Area 8 Counties: DeSoto, Lee, Sarasota, Charlotte, Glades, Hendry

Effective Dates: 09/01/12
County	Enrollment Level	Provider Number
DeSoto	4,100	15016919
Lee	15,000	15016911
Sarasota	6,000	15016914
Charlotte	27,000	15016917
Effective Dates: 11/01/12
Glades	593	TBD
Hendry	6,048	TBD
See Exhibit 2-NR Table 2, General Capitation Rates plus Mental Health Rates
Area 9 Counties: Palm Beach, St. Lucie, Indian River, Okeechobee

Effective Dates: 09/01/12
County	Enrollment Level	Provider Number
Palm Beach	15,000	15016910
St. Lucie	4,500	15016915
Indian River	10,500	15016918
Effective Dates: 11/01/12
Okeechobee	5,000	TBD
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See Exhibit 2-NR Table 2, General Capitation Rates plus Mental Health Rates

Area 10 County: Broward

AHCA Contract No. FA971, Attachment I, Exhibit 1-A, Page 3 of 4

WellCare of Florida, Inc. d/b/a StaywellHealth Plan of Florida	Medicaid Non-Reform HMO Contract

Effective Date: 09/01/12
County	Enrollment Level	Provider Number
Broward	25,000	15016900

See Exhibit 2-NR Table 2, General Capitation Rates, Mental Health Rates

Area 11 County: Miami-Dade

Effective Date: 09/01/12
County	Enrollment Level	Provider Number
Miami-Dade	25,000	15016909

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AHCA Contract No. FA971, Attachment I, Exhibit 1-A, Page 4 of 4